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EXHIBIT 10.1
Related party loan agreement

                                 LOAN AGREEMENT

DATE:      April 3, 2001

LENDER:    BRIDGE FINANCIAL CORPORATION
           an Arizona corporation
           Attention: R. Randy Stolworthy
           333 North 44th Street, Suite 420
           Phoenix, Arizona 85008
           Facsimile Number (602) 952-8769


BORROWER:  SUN NZ, LLC
           an Arizona limited liability company
           Attention: William Pope
           2525 East Camelback Road, Suite 888
           Phoenix, Arizona 85016
           Facsimile Number (602) 852-5599

BACKGROUND:

              A. Borrower, whose federal tax identification number is 86-0760026, has applied to Lender for a loan ("Loan") in the principal amount of Eight Million and No/100 Dollars ($8,000,000).

              B. To secure payment of the Loan and the performance of all obligations of Borrower to Lender under this Loan Agreement ("Agreement") and the other Loan Documents (as defined in this Agreement), Borrower shall give Lender the following:

                     (i) a first lien against up to 2,985,583 shares of no par
              value common stock ("Pledged Stock") in NZ Corporation ("Corporation"), which Pledged Stock is owned by Borrower; and

                     (ii) an unconditional guaranty ("Guaranty") from William
              Pope and Linda Pope, husband and wife ("Guarantors").


AGREEMENT:

              Borrower agrees to borrow from Lender and Lender, in reliance upon the representations and warranties from Borrower as set forth in this Agreement, agrees to make the Loan to Borrower, subject to the terms and conditions set forth in this Agreement.


                                    SECTION 1
                      AMOUNT AND GENERAL TERMS OF THE LOAN

              1.1    LOAN AMOUNT.

                     The amount of the Loan ("Loan Amount") shall be Eight Million and No/100 Dollars ($8,000,000).

              1.2    INTEREST.

                     Interest ("Interest") on the unpaid balance of the Loan shall be at a rate ("Rate") of twenty percent (20%) per annum. During any Event of Default (as defined in this Agreement), the Rate shall be increased an additional eight percent (8%) per annum ("Default Rate") from the date of an Event
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of Default if Borrower does not cure an Event of Default as provided in the Note
(as defined in this Agreement). The Interest shall be calculated on the basis of a 360 day year and 30 day month, and if not paid by the 10th day of each month the due and unpaid Interest shall be compounded effective on the first (1st) day of each such month.

              1.3    TERM.

                     The term ("Term") of the Loan shall be for a period of six
(6) months from the Closing (as defined in this Agreement) of the Loan.

              1.4    MULTIPLE ADVANCES.

                     The Loan will be funded in two or more advances. The first ("First Advance") shall not exceed Five Million and No/100 Dollars and the subsequent advances ("Subsequent Advances") shall not exceed Three Million and No/100 Dollars ($3,000,000) in the aggregate. Interest on the amount advanced shall commence on the date of each advance. The First Advance shall be paid at the Closing (as defined in this Agreement), and Subsequent Advances shall be paid within three (3) days after Borrower gives Lender notice of its request for the Subsequent Advances, but in no event shall any of the Subsequent Advances be funded prior to April 18, 2001. At the closing of the First Advance Borrower shall pledge 1,799,083 shares which shall be deemed sufficient to support the full five million & NO/100 Dollar advance. At the Closing of the Subsequent Advances, Borrower shall pledge a sufficient number of shares of the Pledged Stock to provide a seventy five percent (75%) loan to value based upon the Bid Price (as defined in this subsection). "Bid Price" shall be the closing bid price on the American Stock Exchange for the Pledged Stock on the last business day prior to the date of the First Advance and each of the Subsequent Advances. For example, if Lender advances $900,000 to Borrower at a time when the Bid Price is $1.00 per share, Borrower shall pledge 1,200,000 shares of the Pledged Stock.

              1.5    PAYMENTS.

                     Interest shall be payable quarterly in arrears commencing on the first day of the third month following the Closing, it being understood that the first payment may include a partial month. All unpaid Interest and principal shall be paid at the end of the Term.

              1.6    LATE CHARGE.

                     Borrower shall pay Lender a late charge of ten percent (10%) of any payment not received by Lender within ten (10) days after said payment is due, including the unpaid balance of the Loan at the end of the Term.

              1.7    ACCOUNT SERVICING.

                     At the Closing the Loan shall be serviced by Lender. The costs to establish and maintain the servicing account shall be paid by Borrower, and the costs shall be what are customarily charged for account servicing in Maricopa County, Arizona. The following shall apply in connection with the servicing:

                     (a) A payment shall be deemed to have been paid to Lender
              as of the date the payment is processed by Lender as long as Borrower's check is honored by Borrower's bank. Borrower acknowledges that the processing of funds by Lender shall be performed in the ordinary course of Lender's business and that the time involved in the processing may vary depending upon the administrative workload of Lender. Any payment received by Lender shall be conditionally accepted by Lender until such time as the processing of the payment is completed.

                     (b) Payments shall be applied in the order received by
              Lender and as provided in the Note (as defined in this Agreement).

                     (c) Borrower shall make payments to Lender as required by
              the Note and other Loan Documents without the need for a notice from Lender to Borrower that any payment is due.

                     (d) In addition to a statement for a full payoff of the
              unpaid balance of the Loan, Lender shall give Borrower a statement showing the account activity as requested by Borrower, but not more than two (2) times during the Term.
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              1.8    PREPAYMENT.

                     Borrower shall have the right to prepay the Loan in whole or in part without penalty at any time subject to five (5) days notice to Lender of such prepayment.

              1.9    DISBURSEMENTS.

                     Lender shall deduct at the Closing the following ("Disbursements") which shall be charged to Borrower:

                     1.9.1  Lender's Expenses.

                            All fees and costs paid and incurred by Lender in
connection with the negotiation, investigation, evaluation, processing and closing of the Loan, including, but not limited to, attorneys' fees of Lender and any other fees and costs in connection with the Loan that are not specifically referenced in this Agreement ("Lender's Expenses").

                     1.9.2  Financial Liens.

                            Any financing or similar liens against the Pledged
Stock.

                     1.9.3  Balance. The balance of the First Advance to
                            Borrower.

              1.10   PROMISSORY NOTE.

                     The Loan shall be evidenced by a promissory note ("Note") from Borrower to Lender in the form and content attached to this Agreement as Exhibit A.

              1.11   SECURITY FOR NOTE.

                     Borrower's obligations under the Note shall be secured and otherwise documented by the execution, delivery and perfection of the following instruments and documents:

                     1.11.1 Guaranty.

                            The Guaranty from the Guarantors in the form and
content attached to this Agreement as Exhibit B.

                     1.11.2 Stock Certificate and Assignment.

                            The stock certificate for the Pledged Stock ("Stock
Certificate") and a separate assignment of the stock certificate ("Stock Certificate Assignment") in the form and content attached to this Agreement as Exhibit C.

                     1.11.3 Pledge and Assignment.

                            A pledge of stock and collateral assignment and
security agreement ("Pledge and Assignment") of the Pledged Stock in the form and content attached to this Agreement as Exhibit D.

                     1.11.4 Financing Statement.

                            Uniform Commercial Code Financing Statement in
connection with the security interest granted to Lender under the Stock Pledge and Assignment ("Financing Statement") in the form and content attached to this Agreement as Exhibit E.


                     1.11.5 Transfer Agent Letter.

                            A letter from Lender and Borrower to American Stock
Transfer & Trust Company, the transfer agent for the common stock of the Corporation ("Transfer Agent Letter"), in the form and content attached to this Agreement as Exhibit F.

The Stock Certificate, Stock Certificate Assignment, Pledge and Assignment, Financing Statement and Transfer Agent Letter shall be executed and delivered at the time of both the First Advance and any Subsequent Advances.

              1.12   OTHER DOCUMENTS.
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                     If requested by Lender, Borrower and Guarantors shall
execute and deliver to Lender such other documents or instruments ("Other Documents") as are required to reflect the terms and provisions of this Agreement and to perfect and protect Lender's lien against the Pledged Stock.

              1.13   LOAN DOCUMENTS.

                     This Agreement, the documents and instruments described in the Sections above captioned "Promissory Note", "Security for Note" and "Other Documents" shall be collectively referred to in this Agreement as the "Loan Documents."

              1.14   NO ESCROW.

                     There will not be an escrow for the Loan.

              1.15   CLOSING.

                     The portion of the First Advance not deducted by Lender shall be disbursed by Lender as provided in this Agreement when all terms and conditions of the Agreement have or will be performed to the satisfaction of Lender; provided, however, that said date shall not be later than April 9, 2001("Closing"), unless a later date is approved by Lender and Borrower.


                                    SECTION 2
                         REPRESENTATIONS AND WARRANTIES

              Borrower hereby represents and warrants to Lender as of the date of this Agreement as follows:

              2.1    ORGANIZATION OF BORROWER.

                     Borrower is a limited liability company, duly formed and validly existing under the laws of the state of Arizona; Borrower and the person or entity signing for it have the requisite power and authority to enter into and execute the Loan Documents; and Borrower has the requisite power and authority to carry out all of the provisions thereof, transact the business in which it is engaged, and perform under all of the terms and provisions of the Loan Documents.

              2.2    ORGANIZATION OF MANAGING MEMBER OF BORROWER.

                     The managing member of Borrower is Sun NMA, Inc., an Arizona corporation ("Managing Member"). The Managing Member is duly formed and validly existing under the laws of the state of Arizona; the Managing Member's federal tax identification number is 86-0760025; the Managing Member and the person or entity signing for it have the requisite power and authority to enter into and execute the Loan Documents; and the Managing Member has the requisite power and authority to carry out all of the provisions thereof, transact the business in which it is engaged, and perform under all of the terms and provisions of the Loan Documents.

              2.3    EXECUTION AND DELIVERY OF LOAN DOCUMENTS.

                     The execution and delivery of the Loan Documents by Borrower and the consummation of the transaction that is the subject of this
Agreement: (i) have been duly authorized by all actions required or necessary under the terms and provisions of all applicable governing instruments, laws or otherwise; (ii) create legal, valid and binding obligations of Borrower, subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally and to general principles of equity; and, (iii) do not conflict with or result in the violation of any valid regulation, order, writ, judgment, injunction or decree of any court or governmental or municipal instrumentality, or in the breach of or default under any indenture, contract, agreement or other instrument to which Borrower is a party or by which its assets may be bound.

              2.4    JUDGMENTS AND LITIGATION.

                     There are not any outstanding or unpaid judgments or arbitration awards against Borrower or any of the Pledged Stock and there are not any actions, suits or proceedings pending or, to the knowledge of Borrower, threatened against the Borrower or any of the Pledged Stock or adversely affecting Borrower's ability to perform under the Loan Documents in any court or before any governmental or quasi-governmental body, and, to the knowledge of Borrower, Borrower and the Pledged Stock are not subject to any default or violation with respect to any valid rule, regulation, statute, law, ordinance, order, writ, judgment, decree, code, requirement or order of any court or other governmental or municipal department, commission, board, bureau, agency or instrumentality.
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              2.5    CRIMINAL MATTERS.

                     Borrower, and to Borrower's knowledge, Guarantors and the owners of Borrower and Guarantors, are not the subject of a criminal investigation, indictment or conviction, including any by or relating to the United States Internal Revenue Service.

              2.6    BANKRUPTCY MATTERS.

                     Borrower, and to Borrower's knowledge, Guarantors and the owners of Borrower and Guarantors, are not the subject of a voluntary or involuntary bankruptcy proceeding within the last seven (7) years.

              2.7    TITLE TO THE PLEDGED STOCK.

                     Borrower has and shall have at the Closing good and marketable title to the Pledged Stock free and clear of all liens, charges, claims, options, encumbrances and other matters.

              2.8    LIENS.

                     Borrower has not made any contract or arrangement of any kind which has given rise to, or the performance of which by the other party thereto, would give rise to, a lien or claim of lien of any kind whatsoever against any of the Pledged Stock for which payment in full has not been arranged out of the Funds.

              2.9    NO ADJUSTMENT.

                     Each obligation and the indebtedness created under the Loan Documents is free from any claim by Borrower for credit, deduction, allowance, dispute, defense, set-off or counterclaim.

              2.10   THIRD PARTY CONSENT.

                     Borrower has acquired the consent, approval or authorization of all third parties (including any governmental authority) necessary to enter into, execute and deliver the Loan Documents and perform the acts and obligations required or contemplated thereby.

              2.11   COMMISSIONS OR FEES.

                     Borrower has not employed or retained any broker or finder or incurred liability for any brokerage fees, commissions or finder's fees in connection with the Loan, and Borrower hereby agrees to indemnify Lender against any claims for brokerage fees or commissions and to pay all expenses incurred by Lender in connection with the defense of any action or proceeding brought by any person or entity to collect any such brokerage fees or commissions, including, but not limited to attorneys' fees and costs, and Lender hereby expressly rejects any obligation to pay any such commission or fee in connection with the Loan.

              2.12   ACCURACY OF DOCUMENTS.

                     All Documents and Information (as defined in this Agreement) furnished or to be furnished to Lender in support of or in connection with the Loan materially, accurately and fully set forth (or, as the case may be, will set forth) the facts contained or purported to be contained therein.

              2.13   SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

                     Except as otherwise provided in the Loan Documents, the foregoing Representations and Warranties and all representations and warranties set forth in any of the Loan Documents shall survive until the obligations of Borrower to Lender shall have been fully performed.


                                    SECTION 3
                        AFFIRMATIVE COVENANTS OF BORROWER

              Borrower covenants and agrees with Lender that during the term of this Agreement and so long as any obligation remains owing to Lender by Borrower under the Loan Documents:

              3.1    REMOVAL OF LIENS.

                     Except as otherwise allowed in this Agreement, in the event that any lien or encumbrance, which could be superior to the lien of Lender is filed against the Pledged Stock, within
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thirty (30) days from the date that Borrower receives notice of same, Borrower shall have such lien released or bonded-over in a manner acceptable to Lender; provided, however, that Borrower may contest in good faith the validity or amount of any such lien or encumbrance by appropriate proceedings provided by law, including payment thereof under protest, if required, upon furnishing to Lender a cash deposit or other security in an amount and in form satisfactory to Lender, which deposit or other security shall be returned to the party depositing the same upon final payment by Borrower of said lien or encumbrance; provided further, that upon final determination (which, in the case of a judgment, shall mean a final judgment not subject to appeal or further appeal) with respect to any such contested lien or encumbrance, Borrower will promptly pay any sums found to be due by it thereon.

              3.2    ACCESS TO BORROWER'S BOOKS AND RECORDS AND THE PROPERTY.

                     Borrower shall permit and hereby authorizes Lender or its agents, at all reasonable times during normal business hours, subject to 24 hours verbal notice, to have unrestricted access to and to copy its records, books of account, ledgers, journals, contracts, subcontracts, bills and statements relating to the Pledged Stock, including any supporting or related vouchers or other instruments. If Lender so requires, such records, books, vouchers or other documents shall be made available at Borrower's office to an accountant of Lender's choice for audit, examination, inspection or duplication.

              3.3    SERVICES TO BENEFIT LENDER.

                     All inspections and other services rendered by or on behalf of Lender, whether or not paid by Borrower, shall be rendered solely for the protection and benefit of Lender, and Borrower shall not be entitled to claim any loss or damage against any of Lender's independent contractors, agents or employees for failure to properly discharge their duties to Lender.

              3.4    LOAN DOCUMENTS.

                     Each and every term and provision of the Loan Documents shall become and be covenants and agreements under this Agreement.

              3.5    PROHIBITED ACTS.

                     Borrower shall not do the following without the consent of
Lender:

                     3.5.1 Transfer, assign or convey part or all of the Pledged Stock.

                     3.5.2 Use part or all of the Pledged Stock or any interest in the Borrower as collateral for a loan or other credit facility.

                     3.5.3 Allow any change in the ownership and control of Borrower or of any organization or entity owning an interest in Borrower, except any caused by the death of an individual.

                     3.5.4 Cause the Pledged Stock to become subject to any voting trust or similar arrangement.

                     3.5.5 Give a proxy to vote the Pledged Stock to any party other than Lender.

              3.6    EXECUTORY CONTRACTS.

                     Notwithstanding any provision to the contrary in this Agreement, Borrower shall have the right to enter into one or more contracts for the sale or refinancing of the Pledged Stock, if the sale or refinancing will result in the repayment of the indebtedness due Lender and the release of the Pledged Stock upon the consummation of such transaction.


                                    SECTION 4
                        CONDITIONS PRECEDENT TO THE LOAN

              Lender shall not be obligated to make the Loan unless the following conditions precedent ("Conditions") shall have been satisfied as determined by Lender in its sole discretion before the Closing (or sooner as provided in this Section):
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              4.1    TRUTH OF REPRESENTATIONS AND WARRANTIES.

                     The representations and warranties made by Borrower in the Loan Documents shall be correct in all material respects on and as of the date of this Agreement and as of the date of the Closing with the same effect as though they had been made on and as of the date of the Closing.

              4.2    NO EVENT OF DEFAULT.

                     There shall exist no condition, event or act that would constitute an Event of Default hereunder and no condition, event or act which, with the giving of notice or lapse of time, or both, as specified in this Agreement, would constitute an Event of Default hereunder.

              4.3    DOCUMENTS AND INFORMATION.

                     If not already delivered or a different delivery is not specified, Borrower shall deliver to Lender on or before the Closing true and correct copies of the following ("Documents and Information"):

                     4.3.1  Organizational Documents.

                            The articles of organization and operating agreement
of Borrower and the Articles of Incorporation and By-Laws of the Managing Member, including any amendments, and any other documents and information to show the existence and authority of Borrower and the Managing Member.

                     4.3.2  Financial Statements.

                            The following financial statements and information
for Borrower:

                            (a) Balance sheet and profit and loss statement for
                     the year ending December 31, 2000.

                            (b) By June 1, 2001, interim balance sheet and
                     profit and loss statement through February 28, 2001.

                     4.3.3  Other.

                            Any other documents and information requested by
Lender to Borrower in writing.

              4.4    SEARCHES.

                     Lender shall obtain or be given appropriate reports to show that there are not (a) any outstanding financing statements against the Pledged Stock; (b) any pending lawsuits or judgments against Borrower and the Managing Member or any of their affiliates in connection with the Pledged Stock; or (c) any pending criminal prosecutions or convictions against Borrower and the Managing Member or any of their affiliates.

              4.5    LEGAL OPINION.

                     Borrower shall cause its outside legal counsel, who shall be licensed in the State of Arizona and shall otherwise be acceptable to Lender, to give Lender a legal opinion in the form and content attached to this Agreement as Exhibit G.

              4.6    LOAN DOCUMENTS.

                     Borrower shall deliver to Lender, the Loan Documents and such other documents required or that may be requested by Lender to give effect to this Agreement, all of which shall be fully executed and, where required, appropriately acknowledged and delivered.

              4.7    REIMBURSEMENT OF EXPENSES.

                     Lender shall have been reimbursed for its paid and incurred Lender's Expenses in connection with the Loan, which amount Lender is hereby authorized to deduct and/or disburse from the Loan Amount.

              4.8    WAIVER.

                     Lender, in its sole discretion, may waive any of the conditions precedent set forth herein, as all of the said conditions are established for Lender's benefit. The waiver of any condition or conditions shall be by written instrument and shall not constitute a waiver of any other condition or conditions. Lender's closing of the Loan shall indicate that Lender has received all of the documents and information required by Lender or that the requirement has been waived.


                                    SECTION 5
                              DEFAULTS AND REMEDIES

              5.1    EVENT OF DEFAULT

                     The existence or occurrence of any one or more of the following events shall constitute an event of default under the Loan Documents ("Event of Default"):

                     5.1.1  Nonpayment.

                            Borrower's failure to make any payments required
under the Loan Documents.

                     5.1.2  Nonperformance of Obligations.

                            Borrower's breach of, or failure to perform, any
other obligations under the Loan Documents.

                     5.1.3  Impairment of Security.

                            Borrower's failure to remove, insure or bond over
any lien, encumbrance or other matter affecting the title to the Pledged Stock as required in this Agreement.

                     5.1.4  Misrepresentations of Fact.

                            Willful or negligent misrepresentations of material
fact by Borrower in any document submitted to Lender in support of the Loan or in connection with the Loan Documents.

                     5.1.5  Bankruptcy or Insolvency.

                            Borrower being insolvent by being unable to pay
debts when due or by having liabilities in excess of assets; or Borrower committing an act of bankruptcy, making a general assignment for the benefit of creditors, or the filing by or against Borrower of a voluntary or involuntary petition in bankruptcy or for the appointment of a receiver (and any involuntary petition is not dismissed within 60 days from the filing thereof); or if there commences under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, proceedings affecting the Pledged Stock or for the composition, extension, arrangement or adjustment of any of their respective obligations; or if Borrower's business is discontinued as a going concern or is suspended; or if a writ of attachment, execution, or any similar process is issued or levied against any significant part of Borrower's property that is not released, stayed, bonded or vacated within a reasonable time after its issue or levy; or if Lender shall deem itself insecure with respect to Borrower's performance of any of its obligations to Lender hereunder or otherwise.

                     5.1.6 Failure to Comply with Laws and Governmental Authorities.

                            Borrower's failure to cure promptly any violation of
any law or regulation in connection with the Pledged Stock; or Borrower's failure to comply promptly with any provision of any notice, issued by or filed in any department of any governmental authority having jurisdiction over Borrower or the Pledged Stock, of any requirement or any law or regulation having any effect on or relation to the Pledged Stock; or Borrower's failure to furnish to Lender, immediately and without demand, a true copy of any notice or other document received by or available to Borrower disclosing any such requirement or violation of any such law or regulation, or otherwise bearing upon Borrower's compliance thereunder. In this regard, "promptly" shall be deemed to mean within thirty (30) days after the giving of written notification to Borrower of the existence of such violation or notice or other document or, where such cure or compliance cannot be fully effected within thirty (30) days, then the commencement of the action to cure or comply within the same thirty
(30) days.

                     5.1.7  Decline of Pledged Stock Value.

                            For five (5) consecutive trading days the Bid Price
of the Pledged Stock falls below a price per share that is necessary to maintain a seventy five percent (75%) loan to value and Borrower does not pledge sufficient additional shares of Pledged Stock to provide the 75% loan to value.

              5.2    REMEDIES.

                     During an Event of Default, Lender shall have the right to exercise any and all remedies available to it, both at law and in equity, subject to Lender giving Borrower ten (10) days written notice for a monetary Event of Default and thirty (30) days written notice for a non-monetary Event of Default; provided, however, that Borrower shall have a reasonable amount of time after the thirty (30) days for a non-monetary Event of Default, if the Event of Default cannot be cured within thirty (30) days and Borrower commences a cure within the thirty (30) days and diligently prosecutes the cure until it is completed.


                                    SECTION 6
                                  MISCELLANEOUS

              6.1    AMENDMENT.

                     This Agreement may not be modified in any respect except by an amendment signed in writing by Lender and Borrower.

              6.2    SEVERABILITY.

                     In the event any provision of this Agreement is illegal, invalid or unenforceable, such provisions shall not affect the validity of the remainder hereof.

              6.3    STANDARD OF APPROVAL.

                     Where, within this Agreement, the approval or satisfaction of Lender is required or permitted, or Lender's consent may be granted or withheld, and no standard for the exercise of Lender's discretion is otherwise specified, Lender shall not unreasonably withhold its satisfaction, approval or consent.

              6.4    CALCULATION OF TIME PERIODS.

                     Unless otherwise expressly provided in this Agreement, all time periods shall be in calendar days, but in all instances, the last day for performance shall be a business day if the last calendar day is not a business day.

              6.5    ASSIGNABILITY.

                     Borrower shall not assign this Agreement. Lender shall have the right to sell and assign all rights, title and interest herein, without reservation or restriction.

              6.6    WAIVER OF DEFAULTS.

                     The waiver by Lender of any breach or Event of Default by Borrower under any of the terms of any of the Loan Documents shall not be deemed to be a waiver of any subsequent breach or Event of Default on the part of Borrower under the Loan Documents. The acceptance by Lender of a partial amount of a payment due from Borrower to Lender under this Agreement shall not constitute a waiver of the requirement of Borrower to make a full payment to Lender and it shall not constitute a waiver by Lender of the time of the essence provision of this Agreement.

              6.7    TIME OF THE ESSENCE.

                     Time is of the essence of this Agreement and each and all of its provisions.

              6.8    NOTICES.

                     Any notices or other communications which any party may be required, or may desire, to give, unless otherwise specified, shall be in writing and shall be (i) hand-delivered, effective upon receipt, (ii) transmitted by facsimile, effective upon receipt, with the original mailed the same date by first class mail, postage prepaid, (iii) sent by United States Express Mail or by private overnight courier, effective upon receipt, or (iv) served by certified mail, postage prepaid, return receipt requested and addressed to such party at the address set forth above, or to such other address(es) or addressee(s) as the party to be served with notice may have furnished in writing to the other party, effective three (3) days after mailing.

              6.9    BENEFIT AND BINDING EFFECT.

                     This Agreement shall inure to the benefit of and be binding upon the parties and their representatives, successors, and assigns.

              6.10   ATTORNEYS' FEES.

                     In the event of litigation with respect this Agreement or the Loan Documents, the prevailing party as determined by the Court, shall be entitled to recover from the non-prevailing party its costs, expenses and fees, including reasonable attorneys' fees, as determined by the Court.

              6.11   GOVERNING LAW.

                     This Agreement, its construction, validity and effect, shall be governed and construed by and in accordance with the laws of the State of Arizona.

              6.12   DEFINED TERMS AND MARGINAL HEADINGS.

                     Words used herein shall include the plural as well as the singular when required. Words used in masculine gender include the feminine and neuter. The marginal headings and titles to the paragraphs of this Agreement are not a part of this Agreement and shall have no effect upon the construction or interpretation of any part hereof.

              6.13   CONSISTENCY OF DOCUMENTS.

                     The other Loan Documents are not intended to supersede the provisions of this Agreement, but shall be construed as supplemental thereto. In the event of any inconsistency between the provisions of the other Loan Documents and this Agreement, or in the event the provision in the other Loan Documents are not as complete or clear as this Agreement, this Agreement shall control. This Agreement shall survive the execution, recording and filing of the Loan Documents.

              6.14   COUNTERPARTS.

                     This Agreement can be signed in counterpart.

              6.15   ENTIRE AGREEMENT.

                     This Agreement shall constitute the entire agreement of the parties and any prior or contemporaneous verbal or written understanding or agreement between the parties shall be superseded by this Agreement. However, the other Loan Documents that are used in connection with the Loan shall be valid and enforceable according to their provisions, subject to this Agreement controlling over any inconsistency.

              IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.


BRIDGE FINANCIAL CORPORATION               SUN NZ, LLC


By: /s/ R. Randy Stolworthy                By:  Sun NMA, Inc.
    -------------------------              an Arizona corporation
     R. Randy Stolworthy                   Its Managing Member
     President

                                           By: /s/ William Pope
                                              ------------------------------
                                               William Pope, President




Exhibits A, B, C, D, E, F and G are attached.

                                    EXHIBIT A

                                 PROMISSORY NOTE


       DATE:               April 3, 2001


       MAKER:              SUN NZ, LLC
                           an Arizona limited liability company
                           Attention: William Pope
                           2525 East Camelback Road, Suite 888
                           Phoenix, Arizona 85016
                           Facsimile Number (602) 852-5599


       PAYEE:              BRIDGE FINANCIAL CORPORATION
                           an Arizona corporation
                           Attention: R. Randy Stolworthy
                           333 North 44th Street, Suite 420
                           Phoenix, Arizona 85008
                           Facsimile Number (602) 952-8769

       ORIGINAL
       PRINCIPAL
       AMOUNT              Eight Million and No/100 Dollars ($8,000,000)
       OF LOAN:



              FOR VALUE RECEIVED, Maker promises and agrees to pay to Payee, or order, at the mailing address of Payee, or at such other place as the holder hereof ("Holder") may from time-to-time designate, the principal sum of Eight Million and No/100 Dollars ($8,000,000) with Interest (as defined in this Note) commencing as provided herein on the unpaid amount of said sum at the Base Rate (as defined herein) or the Default Rate (as defined herein), whichever is applicable, as follows:

              1.     MULTIPLE ADVANCES.

              The principal amount of this Promissory Note ("Note") shall be paid by Payee to or for the benefit of Maker in multiple advances. Interest shall commence on the date of each advance, and the advances shall be paid by Payee to Maker pursuant to the terms and conditions of that certain Loan Agreement dated April 3, 2001 between Maker and Payee.

              2.     INTEREST RATE.

                     a. Commencing on the date of this Note, and so long as no Event of Default (as defined herein) exists, the unpaid balance of this Note shall accrue interest ("Interest") at the rate of twenty percent (20%) per annum ("Base Rate").

                     b. During any Event of Default under this Note or any security for this Note, the unpaid balance of this Note shall accrue Interest at the rate of twenty eight percent (28%) per annum ("Default Rate"). Interest shall accrue at the Default Rate from the date of an Event of Default, without notice to Maker, if Borrower does not cure an Event of Default as provided in this Note.

                     c. The Interest provided herein shall be calculated on the basis of a 360-day year/30-day month and if not paid as provided below by the tenth (10th) day of each month, the due and unpaid Interest shall be compounded effective on the first (1st) day of each such month.

              3.     PAYMENTS.

                     a. Quarterly payments of Interest only on the unpaid principal balance of this Note at the Base Rate shall be paid on July 1, 2001 and on October 1, 2001.

                     b. If not sooner paid, all accrued and unpaid Interest and all unpaid principal of this Note shall be paid on October 3, 2001("Maturity Date").

              4. LATE PAYMENT CHARGE. Maker shall pay to Holder a late charge ("Late Payment Charge") equal to ten percent (10%) of any payment not received by the Holder within ten (10) days after said payment is due, including the unpaid balance of this Note as of the Maturity Date.

              5. REASONABLENESS OF CHARGES. Maker acknowledges that upon the occurrence of an Event of Default, the damages to the Holder would be extremely difficult to ascertain, including the Holder's lost profit and loss of use of the funds evidenced hereby and expenses incurred in connection with such default, and that the accrual of Interest at the Default Rate and the Late Payment Charge are reasonable estimates of the loss to the Holder incurred by virtue of an Event of Default.

              6.     LEGAL LIMITS.

                     a. Maker agrees to an effective rate of interest which is the rate stated herein plus any additional rate of interest resulting from any other payments in the nature of interest, including without limitation, any loan fees or other charges to the extent that such charges may be deemed includable in interest for any purpose.

                     b. All agreements between Maker and Payee are hereby expressly limited so that in no event whatsoever, whether by reason of deferment in accordance with this Note or under any agreement or by virtue of acceleration or maturity of the loan evidenced by this Note, or otherwise, shall the amount paid or agreed to be paid to Payee for the loan, use, forbearance or detention of the money to be loaned under this Note or to compensate Payee for damages to be suffered by reason of a late payment or default under this Note, exceed the maximum permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Note, or of any provision in the security for this Note at the time performance of such provision shall be due, shall involve exceeding the limit of validity prescribed by law, from the date of this Note, the obligations to be fulfilled shall be reduced to the limit of such validity. This provision shall never be superseded or waived and shall control every other provision of all agreements between Maker and Payee.

              7. PREPAYMENT. The unpaid principal balance of this Note may be prepaid in whole or in part without penalty at any time upon five (5) days prior written notice to the Holder.

              8. FORM OF PAYMENTS. Principal and Interest shall be payable in lawful money of the United States of America in immediately available funds.

              9. CREDITING OF PAYMENTS. Each payment hereunder shall be credited first to accrued Interest and then to principal.

              10.    EVENTS OF DEFAULT AND REMEDIES.

                     a. The existence or occurrence of either one or both of the following events shall constitute an event of default ("Event of Default") under this Note: (i) The failure by Maker to make any payment of principal, Interest, Late Payment Charge or any other cost or expense due under this Note in accordance with the terms of this Note; or, (ii) The occurrence of any event of default under any security for this Note, including the Pledge (as defined herein).

                     b. Upon the occurrence of any Event of Default and the failure of Maker to cure such default within ten (10) days after notice thereof if monetary and within thirty (30) days after notice thereof if non-monetary (unless the Event of Default cannot be cured within thirty (30) days and Maker commences a cure within the thirty (30) days and diligently prosecutes the cure until it is complete, in which event, Maker shall have a reasonable amount of time after the thirty (30) days to cure a non-monetary default): (i) the entire unpaid principal balance, any unpaid Interest, and any other amounts owing under this Note shall, at the option of the Holder and without further notice or demand of any kind to Maker or any other person, immediately become due and payable; and, (ii) the Holder shall have and may exercise any and all rights and remedies available at law or in equity and also any and all rights and remedies provided in any security for this Note.

                     c. The remedies of the Holder, as provided in this Note and in any security for this Note, shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of the Holder, and may be exercised as often as occasion therefor shall arise. No act of omission or commission of the Holder, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of any right, remedy or recourse, such waiver or release to be effected only through a written document executed by the Holder. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

              11. SECURITY. This Note is secured by, among other things, and is entitled to the benefits of, a stock pledge and security agreement ("Pledge") dated the date of this Note. The provisions of the Pledge are incorporated herein by reference as if set forth in full, and the covenants and conditions of this Note shall control if there is a conflict between them and the covenants and conditions contained in the Pledge.

              12. ATTORNEYS' FEES. In the Event of Default under this Note or in the event the Holder seeks legal advice in order to enforce the provisions of this Note after an Event of Default, Maker agrees to pay a reasonable sum to Holder for Holder's attorneys' fees. If any action is brought to enforce or interpret the provisions of this Note, the prevailing party shall be entitled to a reasonable sum for attorneys' fees.

              13. GOVERNING LAW AND SEVERABILITY. This Note is made pursuant to, and shall be construed, governed and enforced under the laws of the State of Arizona. If any provision of this Note or any security for this Note is construed or interpreted by a court of competent jurisdiction to be void, invalid or unenforceable, such decision shall affect only those provisions so construed or interpreted and shall not affect the remaining provisions of this Note or any security for this Note.

              14.    TIME OF ESSENCE. Time is of the essence of this Note.

              15. PAYMENT WITHOUT OFFSET. Principal and Interest shall be paid without deduction or offset.

              16. CALENDAR DAYS. Unless otherwise provided in this Note to the contrary, calendar days, and not business days, shall be used in calculating any time periods set forth in this Note.

              17. NOTICES. Any notices which any party may be required, or may desire, to give, unless otherwise specified, shall be in writing and shall be (i) hand-delivered, effective upon receipt,

(ii) transmitted by telecopier, effective upon receipt, with the original mailed the same date by first class mail, postage prepaid, (iii) sent by United States Express Mail or by private overnight courier, effective upon receipt, or (iv) served by certified mail, postage prepaid, return receipt requested and addressed to such party at the address set forth above, or to such other address(es) or addressee(s) as the party to be served with notice may have furnished in writing to the other party, effective three (3) days after mailing.

              18. ASSIGNMENT. Payee or any other Holder of this Note may assign all or a portion of its rights, title and interest in this Note and security to any person, firm, corporation or other entity without the consent of Maker.

              19. RELATIONSHIP. The relationship of the parties hereto is that of borrower and lender and it is expressly understood and agreed that nothing contained in this Note or in any security for this Note shall be interpreted or construed to make Maker and Payee partners, joint venturers or participants in any other legal relationship except for borrower and lender.

              20. WAIVER. Except as otherwise expressly provided to the contrary in this Note, the Pledge or other loan documents relating to this Note, Maker for itself and for its successors, transferees and assigns and all guarantors, endorsers and signers, hereby waives all valuation and appraisement privileges, presentment and demand for payment, protest, notice of protest and nonpayment, dishonor and notice of dishonor, bringing of suit, lack of diligence or delays in collection or enforcement of this Note and notice of the intention to accelerate, the release of any party liable, the release of any security for this Note, the taking of any additional security and any other indulgence or forbearance. Maker agrees that this Note and any or all payments coming due hereunder may be extended or renewed from time to time without in any way affecting or diminishing Maker's liability under this Note. The acceptance by Holder of a partial amount of a payment due from Maker to Holder under this Note shall not constitute a waiver of the requirement of Maker to make a full payment to Holder, and it shall not constitute a waiver by Holder of the time of the essence provision of this Note.

              21. HEADINGS. The subject headings of the paragraphs of this Note are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

              IN WITNESS WHEREOF, Maker has executed this Note as of the date set forth above.

                                   MAKER:

                                   SUN NZ, LLC

                                   By: Sun NMA, Inc.
                                       an Arizona corporation
                                       Its Managing Member



                                       By:
                                           -------------------------------
                                           William Pope, President

                                    EXHIBIT B

                             UNCONDITIONAL GUARANTY


       DATE:               April 3, 2001

       GUARANTOR:          WILLIAM POPE and LINDA POPE
                           husband and wife

       LENDER:             BRIDGE FINANCIAL CORPORATION
                           an Arizona corporation
                           Attention: R. Randy Stolworthy
                           333 North 44th Street, Suite 420
                           Phoenix, Arizona 85008
                           Facsimile Number (602) 952-8769

       BORROWER:           SUN NZ, LLC
                           an Arizona limited liability company
                           Attention: William Pope
                           2525 East Camelback Road, Suite 888
                           Phoenix, Arizona 85016
                           Facsimile Number (602) 852-5599


       ORIGINAL
       PRINCIPAL           Eight Million and No/100 Dollars ($8,000,000)
       AMOUNT OF           evidenced by that  certain Promissory Note of even
       INDEBTEDNESS        date herewith between Lender, as Payee, and Borrower,
       GUARANTEED:         as Maker (the "Note")



              FOR VALUABLE CONSIDERATION, Guarantor unconditionally guarantees and promises to pay to Lender, or order, on demand, in lawful money of the United States, any and all obligations of Borrower to Lender, under and by virtue of the Note and the other loan documents related to the Note.

              The obligations hereunder are joint and several, and independent of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against Guarantor regardless of whether an action is brought against Borrower or whether Borrower is joined in any such action or actions; and Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Each Guarantor expressly agrees that recourse may be made against the marital community and the separate property of each Guarantor and in such order and manner as Lender may elect. The provisions of any law or regulation are waived to the extent they require spouses to be sued jointly for satisfaction of any debt or obligation first from community property and second from sole and separate property.

              Guarantor authorizes Lender, without notice or demand and without affecting its liability hereunder, from time to time to (a) renew, compromise, extend, accelerate or otherwise change the time for payment of or the terms of the Note or any part thereof, increase the amount or the rate of interest of the Note, or shorten the term of the Note; (b) take and hold security for the payment of this Guaranty of the obligations guaranteed, and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine; and
(d) release or substitute any one or more of the endorsers of Guarantor. Lender may without notice assign this Guaranty in whole or in part.

              Guarantor waives any right to require Lender to (a) proceed against Borrower; (b) proceed against or exhaust any security held from Borrower; or (c) pursue any other remedy in Lender's power whatsoever, and any laws or regulations to the contrary are hereby waived. Guarantor waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower.

              Guarantor also waives (a) all diligence in collection or protection of or realization on the Note, on any obligation under the Guaranty or on any security for the Note; (b) any and all suretyship defenses and defenses in the nature thereof; (c) any rights for a homestead exemption; and
(d) any defenses based upon release of collateral, failure to perfect a lien on the collateral, failure to maintain a lien on the collateral, the release of Borrower, the modification of the Note without Guarantor's consent or notice of Lender's acceptance of this Guaranty.

              Until all obligations of Borrower to Lender under the Note shall have been paid in full, Guarantor shall have no right of subrogation, and waive any right to enforce any remedy which Lender now has or may hereafter have against Borrower, and waive any benefit of and any right to participate in any security now or hereafter held by Lender. Guarantor waives all presentments, demands for performance, notice of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional obligations.

              No delay on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding on Lender except as expressly set forth in writing, duly signed and delivered on behalf of Lender. No action of Lender permitted hereunder shall in any way affect or impair the rights of Lender and the obligations of Guarantor under this Guaranty.

              Guarantor represents and warrants to Lender that:

              (a) The execution, delivery and performance by Guarantor of this Guaranty does not and will not conflict with or contravene any law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over Guarantor or Guarantor's activities or properties or conflict with, or result in any default under any agreement or instrument of any kind to which Guarantor is a party or by which Guarantor or Guarantor's properties may be bound or affected;

              (b) Neither the execution and delivery by Guarantor of this Guaranty nor the performance by Guarantor hereunder require the consent, approval, order or authorization of, or registration with, or the giving of notice to any governmental authority, domestic or foreign;

              (c) This Guaranty has been duly executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms;

              (d) There is no action, litigation or other proceeding pending or, to Guarantor's best knowledge, threatened against Guarantor before any court, arbitrator or administrative agency which may have an adverse effect on Guarantor's assets, businesses, or financial condition or which would prevent, hinder or jeopardize Guarantor's performance under this Guaranty.

              (e) Guarantor is fully familiar with all of the covenants, terms and conditions of the Note and related documents and have reviewed such documents personally and with counsel;

              (f) The financial statements (including the notes thereto) and other financial information of any person or entity provided to Lender in support of Guarantor's application for the Loan are materially true, correct and complete, and present fairly the financial condition and the results of operations of the persons set forth in such financial statements in accordance with generally accepted accounting principles. There have not been any material adverse changes in the condition, affairs or prospects, financial or otherwise, of any person or company whose financial condition is reflected in any of the aforesaid financial statements since the date of such financial statements; and Guarantor is unaware of any facts or circumstances which might give rise to any such material adverse change. In the event Guarantor becomes aware of any such material change, either before or after any disbursement by Lender, Guarantor shall notify Lender in writing immediately after Guarantor becomes aware of such facts or circumstances.

              (g) Except as may be set forth in the written financial statements presented by Guarantor to Lender, Guarantor is not a party to any contract, agreement, indenture or instrument or subject to any restriction which individually or in the aggregate require any obligations of Guarantor to be performed as of the date hereof or as a result of executing this Guaranty, which might adversely affect Guarantor's financial condition or businesses, or which would in any way jeopardize the ability of Guarantor to perform hereunder; and

              (h) Guarantor was not induced to give this Guaranty by the fact that there are or may be other guarantors either to this Guaranty or otherwise. It is understood that this Guaranty is not being given in consideration of any such other guaranty, and, in this regard, Lender may, at its discretion, take, receive, accept, sue upon, release or compromise any such other guaranty of the Note obtained or which may be obtained from any other person or entity, without affecting this Guaranty or impairing any rights which Lender may have under this Guaranty.

              Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and no such prohibition or unenforceability shall invalidate or render unenforceable such provision in any other jurisdiction.

              Any property assigned, pledged or hypothecated as security for this Guaranty shall be deemed to secure all obligations of Borrower to Lender to the same extent as if the same were Borrower's property and given as security by Borrowers therefor.

              Any obligations of Borrower now or hereafter held by or payable to Guarantor are hereby subordinated to the obligations of Borrower to Lender; and such obligations of Borrower to Guarantor if Lender so requests shall be collected, enforced and received by Guarantor as trustees for Lender and be paid over to Lender on account of the obligations of Borrower to Lender but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. Unless and until there is an Event of Default under the Note and other loan documents related to the Note, Guarantor shall have the right to receive payments under the obligations of Borrower to Guarantor in the ordinary course of business.

              Where the Borrower is an entity, it is not necessary for Lender to inquire into the powers of Borrower or the officers, directors, partners, members or agents acting or purporting to act on its behalf, and any obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

              Guarantor agrees to pay a reasonable attorneys' fee and all other costs and expenses which may be incurred by Lender in the enforcement of this Guaranty.

              In all cases where there is more than one Guarantor, then all words used herein in the singular shall be deemed to have been used in the plural where the context and construction so require.

              If this Guaranty requires more than one signature, this Guaranty may be signed in counterpart and, together, the counterpart Guaranties shall constitute a single Guaranty.

              This Guaranty shall remain in full force and effect until the expiration of any time periods within which a bankruptcy court can order the disgorgement of payments made by Borrower to Lender under the Note or related documents.

              This Guaranty is made pursuant to, and shall be construed, governed and enforced under the laws of the State of Arizona.

              IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty as of the date set forth above.

                                        GUARANTOR:



                                        -----------------------------------
                                        William Pope


                                        -----------------------------------
                                        Linda Pope

                          STOCK CERTIFICATE ASSIGNMENT


         For Value Received, SUN NZ, LLC, an Arizona limited liability company, does hereby assign and transfer to BRIDGE FINANCIAL CORPORATION, an Arizona corporation, 137,079 shares of no par value common stock ("Pledged Stock") in NZ Corporation, an Arizona corporation ("Corporation"), which Pledged Stock is represented by Certificate Number 11842, and Sun NZ, LLC does hereby irrevocably constitute and appoint Jerome L. Joseph to transfer the Pledged Stock on the books of the Corporation with full power of substitution.

         DATED April 3, 2001.

                                       SUN NZ, LLC

                                       By:      Sun NMA, Inc.
                                                an Arizona corporation
                                                Its Managing Member



                                                By:_____________________________
                                                         William Pope, President

                          STOCK CERTIFICATE ASSIGNMENT


         For Value Received, SUN NZ, LLC, an Arizona limited liability company, does hereby assign and transfer to BRIDGE FINANCIAL CORPORATION, an Arizona corporation, 124,617 shares of no par value common stock ("Pledged Stock") in NZ Corporation, an Arizona corporation ("Corporation"), which Pledged Stock is represented by Certificate Number 13448, and Sun NZ, LLC does hereby irrevocably constitute and appoint Jerome L. Joseph to transfer the Pledged Stock on the books of the Corporation with full power of substitution.

         DATED April 3, 2001.

                                       SUN NZ, LLC

                                       By:      Sun NMA, Inc.
                                                an Arizona corporation
                                                Its Managing Member



                                                By:_____________________________
                                                         William Pope, President

                          STOCK CERTIFICATE ASSIGNMENT


         For Value Received, SUN NZ, LLC, an Arizona limited liability company, does hereby assign and transfer to BRIDGE FINANCIAL CORPORATION, an Arizona corporation, 150,787 shares of no par value common stock ("Pledged Stock") in NZ Corporation, an Arizona corporation ("Corporation"), which Pledged Stock is represented by Certificate Number 17547, and Sun NZ, LLC does hereby irrevocably constitute and appoint Jerome L. Joseph to transfer the Pledged Stock on the books of the Corporation with full power of substitution.

         DATED April 3, 2001.

                                       SUN NZ, LLC

                                       By:      Sun NMA, Inc.
                                                an Arizona corporation
                                                Its Managing Member



                                                By:_____________________________
                                                         William Pope, President

                          STOCK CERTIFICATE ASSIGNMENT


         For Value Received, SUN NZ, LLC, an Arizona limited liability company, does hereby assign and transfer to BRIDGE FINANCIAL CORPORATION, an Arizona corporation, 455,175 shares of no par value common stock ("Pledged Stock") in NZ Corporation, an Arizona corporation ("Corporation"), which Pledged Stock is represented by Certificate Number 17661, and Sun NZ, LLC does hereby irrevocably constitute and appoint Jerome L. Joseph to transfer the Pledged Stock on the books of the Corporation with full power of substitution.

         DATED April 3, 2001.

                                       SUN NZ, LLC

                                       By:      Sun NMA, Inc.
                                                an Arizona corporation
                                                Its Managing Member



                                                By:_____________________________
                                                         William Pope, President

                          STOCK CERTIFICATE ASSIGNMENT


         For Value Received, SUN NZ, LLC, an Arizona limited liability company, does hereby assign and transfer to BRIDGE FINANCIAL CORPORATION, an Arizona corporation, 331,731 shares of no par value common stock ("Pledged Stock") in NZ Corporation, an Arizona corporation ("Corporation"), which Pledged Stock is represented by Certificate Number 18117, and Sun NZ, LLC does hereby irrevocably constitute and appoint Jerome L. Joseph to transfer the Pledged Stock on the books of the Corporation with full power of substitution.

         DATED April 3, 2001.

                                    SUN NZ, LLC

                                    By:      Sun NMA, Inc.
                                             an Arizona corporation
                                             Its Managing Member



                                             By:_____________________________
                                                      William Pope, President

                          STOCK CERTIFICATE ASSIGNMENT


         For Value Received, SUN NZ, LLC, an Arizona limited liability company, does hereby assign and transfer to BRIDGE FINANCIAL CORPORATION, an Arizona corporation, 433,829 shares of no par value common stock ("Pledged Stock") in NZ Corporation, an Arizona corporation ("Corporation"), which Pledged Stock is represented by Certificate Number 18871, and Sun NZ, LLC does hereby irrevocably constitute and appoint Jerome L. Joseph to transfer the Pledged Stock on the books of the Corporation with full power of substitution.

         DATED April 3, 2001.

                                      SUN NZ, LLC

                                      By:      Sun NMA, Inc.
                                               an Arizona corporation
                                               Its Managing Member



                                               By:_____________________________
                                                        William Pope, President

                          STOCK CERTIFICATE ASSIGNMENT


         For Value Received, SUN NZ, LLC, an Arizona limited liability company, does hereby assign and transfer to BRIDGE FINANCIAL CORPORATION, an Arizona corporation, 165,865 shares of no par value common stock ("Pledged Stock") in NZ Corporation, an Arizona corporation ("Corporation"), which Pledged Stock is represented by Certificate Number 18873, and Sun NZ, LLC does hereby irrevocably constitute and appoint Jerome L. Joseph to transfer the Pledged Stock on the books of the Corporation with full power of substitution.

         DATED April 3, 2001.

                                       SUN NZ, LLC

                                       By:      Sun NMA, Inc.
                                                an Arizona corporation
                                                Its Managing Member



                                                By:___________________________
                                                   William Pope, President

                                    EXHIBIT D

Recorded at the Request of
and when recorded, return to:
Michael E. Tiffany, Esq.
Tiffany & Bosco, P.A.
5th Floor Viad Tower
1850 N. Central Avenue
Phoenix, AZ 85004-4546

                                             STOCK PLEDGE AND SECURITY AGREEMENT


DATE:                      ____________, 2001


PLEDGOR:                   SUN NZ, LLC
                           an Arizona limited liability company
                           Attention: William Pope
                           2525 East Camelback Road, Suite 888
                           Phoenix, Arizona 85016
                           Facsimile Number (602) 852-5599


PLEDGEE:                   BRIDGE FINANCIAL CORPORATION
                           an Arizona corporation
                           Attention: R. Randy Stolworthy
                           333 North 44th Street, Suite 420
                           Phoenix, Arizona 85008
                           Facsimile Number (602) 952-8769


LOAN: The indebtedness in the principal amount of Eight Million and No/100 Dollars ($8,000,000) evidenced by that certain promissory note (the "Note") dated the same date as this Stock Pledge and Security Agreement ("Pledge") executed by Pledgor as the maker and payable to Pledgee as the payee, and all extensions and renewals thereof.


         To induce Pledgee to make the Loan to Pledgor and as security for the repayment of the Note, Pledgor has agreed to pledge and assign to Pledgee all of its, right, title and interest in and to the following shares of no par value common stock ("Pledged Stock") in NZ Corporation, an Arizona corporation ("Corporation"):

         Pledged Stock                              Certificate Number

         IT IS THEREFORE AGREED:

         1. PLEDGE. For good and valuable consideration, receipt of which is acknowledged, Pledgor hereby grants a security interest to Pledgee in and to the Pledged Stock, duly endorsed in blank and herewith delivered to Pledgee. Pledgor appoints Pledgee its attorney-in-fact, with full power of substitution, to arrange for the transfer of the Pledged Stock on the books of the Corporation to the name of Pledgee. Pledgee shall hold the Pledged Stock as security for the repayment of the Note, and shall not encumber or dispose of the Pledged Stock except as allowed in this Pledge.

         2. DIVIDENDS. During the term of this Pledge, all dividends and other amounts received by Pledgee as a result of its record ownership of the Pledged Stock shall be applied by it to the payment of the principal and interest on the Note.

         3. VOTING RIGHTS. So long as Pledgor is not in default in the performance of any of the terms of this Pledge or in the payment of the principal or interest of the Note, Pledgor shall have the right to vote the Pledged Stock on all Corporation questions, and Pledgee shall execute proxies in favor of Pledgor to this end within ten (10) days of presentation by Pledgor.

         4. REPRESENTATIONS. Pledgor warrants and represents that there are no restrictions upon the transfer of any of the Pledged Stock, and that Pledgor has the right to transfer the Pledged Stock free of any encumbrances and without obtaining the consents of the officers, directors or other shareholders of the Corporation.

         5. ADJUSTMENTS. In the event that, during the term of this Pledge, any share dividend, reclassification, readjustment or other change is declared or made in the capital structure of the Corporation, all new, substituted and additional shares, or other securities, issued by reason of any such change shall be held by Pledgee under the terms of this Pledge in the same manner as the shares originally pledged hereunder.

         6. WARRANTS AND RIGHTS. In the event that during the term of this Pledge, subscription warrants or any other rights or options shall be issued in connection with the Pledged Stock, such warrants, rights and options shall be immediately assigned by Pledgee to Pledgor, and if exercised by Pledgor all new shares or other securities so acquired by Pledgor shall be immediately assigned to Pledgee to be held under the terms of this Pledge in the same manner as the shares originally pledged hereunder.

         7. PAYMENT OF NOTE. Upon payment at maturity of the unpaid principal and interest under the Note and all other documents in connection with the Note, Pledgee shall transfer to Pledgor all the Pledged Stock and all rights received by Pledgee as a result of its record ownership thereof.

         8. DEFAULTS AND REMEDIES. Upon any event of default under this Pledge, Pledgee shall have the right to exercise any and all of the rights and remedies afforded to Pledgee by the Uniform Commercial Code or otherwise possessed by Pledgee under this Pledge and the Pledged Stock. In addition to the right to exercise any rights of a secured party upon default under the laws of the State of Arizona, Pledgee shall have the right, in its sole discretion, upon notice to Pledgor, to sell the remaining Pledged Stock, or any part thereof, at any public or private sale, at which Pledgee may be a purchaser, upon such terms as Pledgee shall deem appropriate. Any purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor and Pledgor hereby waives all rights with respect to or in connection with the sale of the Pledged Stock which it now has or may in the future have under any applicable law. As an alternative to exercising the power of sale herein conferred upon it, Pledgee may institute an action or proceeding in any court of competent jurisdiction to foreclose on and to sell the Pledged Stock, or any part thereof, pursuant to a judgment, order or decree of such court.

         9. LOAN AGREEMENT. This Pledge is made pursuant to that certain Loan Agreement dated April 3, 2001 between Pledgor as Borrower and Pledgee as Lender. The applicable provisions of the Loan Agreement are incorporated into this Pledge and, in the event of any missing provisions from this Pledge or any inconsistency between the provisions of the Loan Agreement and this Pledge, the Loan Agreement shall control.

         10. GENERAL. Time is of the essence of this Pledge and this Pledge shall be for the benefit of and binding upon the parties hereto and their heirs, representatives, successors and assigns. This Pledge shall constitute the entire agreement between the parties regarding the subject of this Pledge and any amendments of this Pledge shall be in writing. The paragraph titles are not part of this Pledge and are for convenience only. Any notices which any party may be required, or may desire, to give, unless otherwise specified, shall be in writing and shall be (I) hand-delivered, effective upon receipt, (ii) transmitted by facsimile, effective upon receipt, with the original mailed the same date by first class mail, postage prepaid, (iii) sent by United States Express Mail or by private overnight courier, effective upon receipt, or (iv) served by certified mail, postage prepaid, return receipt requested and addressed to such party at the address set forth above, or to such other address(es) or addressee(s) as the party to be served with notice may have furnished in writing to the other party, effective three (3) days after mailing. This Pledge shall be construed, governed and enforced under the laws of the state of Arizona and the prevailing party in any dispute shall be entitled to attorneys' fees and costs.

         IN WITNESS WHEREOF the parties have executed this Pledge as of the date first written above.

PLEDGEE:                                    PLEDGOR:

BRIDGE FINANCIAL CORPORATION                SUN NZ, LLC


By:                                         By:      Sun NMA, Inc.
       -----------------------------                 an Arizona corporation
          R. Randy Stolworthy                  Its Managing Member
          President


                                            By:
                                                -----------------------------
                                                William Pope, President

STATE OF ARIZONA      )
                      ) ss.
County of Maricopa    )

          The foregoing instrument was acknowledged before me this _____ day of _______, 2001, by R. Randy Stolworthy, in his capacity as President of BRIDGE FINANCIAL CORPORATION, an Arizona corporation, on behalf of the corporation.


                                      _______________________________________
                                      Notary Public



STATE OF ARIZONA            )
                            ) ss.
County of Maricopa          )

          The foregoing instrument was acknowledged before me this _____ day of _________, 2001, by William Pope, in his capacity as President of Sun NMA, Inc., an Arizona corporation, the Managing Member of SUN NZ, LLC, an Arizona limited liability company, on behalf of the company.


                                      _______________________________________
                                      Notary Public

                                    EXHIBIT E

When Filed Return To:
Michael E. Tiffany, Esq.
Tiffany & Bosco, P.A.
1850 N. Central Ave., 5th Floor
Phoenix, AZ  85004


                                     UNIFORM
                                 COMMERCIAL CODE
                               FINANCING STATEMENT

Effective Date                                                     County and State of Transaction
_____________, 2001                                                Maricopa County, Arizona
DEBTOR (Name, Address and Zip Code)                                SECURED PARTY (Name, Address and Zip Code)

SUN NZ, LLC                                                        BRIDGE FINANCIAL CORPORATION
an Arizona limited liability company                               an Arizona corporation
2525 East Camelback Road, Suite 888                                333 North 44th St., Suite 420
Phoenix, AZ 85016                                                  Phoenix, AZ 85008

Assignee of Secured Party (Name, Address and Zip Code)             Record Owner of Real Property, if Not Debtor
                                                                   (Name, Address and Zip Code)

                N/A                                                                  N/A

Counties Where Collateral is Located                               [ ]     Products of Collateral are also covered
                                                                   [ ]     Proceeds of Collateral are also covered
Maricopa County

Financing Statement covers the following types of property:

ALL OF DEBTOR'S RIGHT, TITLE AND INTEREST IN AND TO ___________ SHARES OF NO PAR VALUE COMMON STOCK OF NZ CORPORATION, AN ARIZONA CORPORATION

If collateral is timber to be cut, crops growing or to be grown, minerals or the like, accounts to be financed at the wellhead or minehead of the well or mine, or goods which are or are to become fixtures, the real property to which these are affixed or concerned is legally described:

[ ] This financing statement is to be filed in the office where a mortgage on the real property would be recorded.

This Financing Statement is filed or recorded without Debtor's signature to perfect a security interest in collateral which:

[ ] Is already subject to a security interest in another jurisdiction when it was brought into the state or which Debtor changed location to this State;

[ ] Are proceeds of the original collateral described above in which a security interest was perfected;

[ ] Is no longer effective due to lapse of the original filing;

[ ] Was acquired four months or less after Debtor has changed its name, identity or corporate structure.

DEBTOR:                                          SECURED PARTY:

SUN NZ, LLC                                      BRIDGE FINANCIAL CORPORATION

By:  Sun NMA, Inc., an Arizona corporation
     its Managing Member                         By:   ______________________________
                                                       R. Randy Stolworthy, President
     By:______________________________
              William Pope, President

                                    EXHIBIT F

                             (TRANSFER AGENT LETTER)




                          BRIDGE FINANCIAL CORPORATION
                        333 NORTH 44TH STREET, SUITE 420
                           PHOENIX, ARIZONA 85008-6568
                            TELEPHONE:(602) 952-8836
                            FACSIMILE:(602) 952-8769

                                                     _________________, 2001

VIA CERTIFIED MAIL

American Stock Transfer & Trust Company
Attn: Paula Caroppoli
6201 15th Avenue, 3rd Floor
Brooklyn, NY 11219

         RE:    PLEDGE OF NO PAR VALUE COMMON STOCK OF NZ CORPORATION

Ladies and Gentlemen:

         You are hereby advised that Sun NZ, LLC, an Arizona limited liability company ("Borrower"), has pledged the following shares of no par value common stock ("Pledged Stock") of NZ Corporation, an Arizona corporation, to Bridge Financial Corporation, an Arizona corporation ("Lender"), which Pledged Stock is traded on the American Stock Exchange:

         Shares                                      Certificate Number


Enclosed is a copy of a Stock Pledge and Security Agreement ("Pledge") dated April ___, 2001 regarding the Pledged Stock.

         Please show in your records that the Pledged Stock is restricted and cannot be further pledged, assigned or transferred until you are advised in writing by the Lender and Borrower that the Pledged Stock has been released from the Pledge.

         Although your acceptance of this letter is not necessary to perfect the notice given to you by this letter, for the records of the Lender, please confirm your acceptance of the above instructions by signing this letter where provided below and returning the accepted letter to the Lender at the address shown above.

         Thank you for your cooperation.

                                               Sincerely,

                                               BRIDGE FINANCIAL CORPORATION



                                               R. Randy Stolworthy, President

APPROVED:

SUN NZ, LLC
an Arizona limited liability company

By:      Sun NMA, Inc.
         an Arizona corporation
         Its Managing Member


         By:    _____________________________
                William Pope, President


ACCEPTED:

AMERICAN STOCK TRANSFER & TRUST COMPANY


By:      _________________________________

Its:     _________________________________

                                    EXHIBIT G

                                                          April 3, 2001

Bridge Financial Corporation
333 N. 44th St., Suite 420
Phoenix, AZ 85008-6568


Ladies and Gentlemen:

         I am legal counsel for SUN NZ, LLC, an Arizona limited liability company ("Borrower") and Sun NMA, Inc., an Arizona corporation, the managing member of the Borrower ("Managing Member"). As such counsel, I have examined originals (or copies identified to my satisfaction as true copies of the originals) of the following documents dated April 3, 2001 ("Documents"):

         1.       Loan Agreement;

         2.       Promissory Note;

         3.       Unconditional Guaranty;

         4.       Stock Certificate Assignment;

         5.       Stock Pledge and Security Agreement ("Pledge");

         6. Uniform Commercial Code Financing Statement ("Financing Statement"); and

         7.       Transfer Agent Letter.

I have also examined the Articles of Organization, Operating Agreement, Articles of Incorporation, Bylaws and other relevant organizational documents of the Borrower and Managing Member.

         In my examination, I have assumed the genuineness of all signatures and the authenticity of the Documents submitted to me as originals conforming to the originals of the Documents submitted to me as copies.

         I am an attorney licensed to practice in the State of Arizona, and accordingly, I do not express any opinion as to the laws or their effect in any jurisdiction other than the State of Arizona.

         The enforceability of the Documents and the rights and remedies of the parties thereunder, are subject to, and limited by: (1) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally; (2) availability of equitable remedies; and (3) future changes or interpretations to current laws, rules and regulations of the State of Arizona.

         Based upon and subject to the foregoing, it is my opinion that:

         1. The Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Arizona.

         2. The Managing Member is a corporation duly organized, validly existing and in good standing under the laws of the State of Arizona.

         3. The Borrower and Managing Member have all the requisite power and authority to execute and deliver the Documents, and the Borrower has all of the requisite power and authority to perform under the Documents.

         4. Upon execution and delivery of the Documents, the Documents shall be binding obligations of and enforceable against the Borrower according to their terms.

         5. To my knowledge, the execution, delivery and performance under the Documents by Borrower do not violate the laws and regulations applicable to the Borrower and Managing Member.

         6. To my knowledge, there is not any action, suit or proceeding, at law or in equity, either pending or threatened against the Borrower that would materially and adversely affect the ability of the Borrower to perform under the Documents.

The words "my knowledge" mean the actual knowledge of John E. Olson as of the date of this letter without any independent investigation or inquiry to determine if my actual knowledge is true and correct.

         In rendering this opinion, I have relied upon the fact that the Pledge and Financing Statement will be properly recorded and filed for perfection of the liens created thereby.

         I have no information concerning and express no opinion on the priority of the security interest which will be perfected by the filing of the Financing Statement. However, to my knowledge, the Pledged Stock for the First Advance is not subject to any pledge and, at the time of each Subsequent Advance, the Pledged Stock for each Subsequent Advance shall not be subject to any pledge other than the ones created by each Pledge.

         This letter is limited to the above and is furnished by me as legal counsel for the Borrower and Managing Member to you solely for your benefit and with respect to the Documents.

                                               Sincerely,



                                               --------------------------------
                                               John E. Olson, Esq.